Ohio National Variable Account A
The Ohio National Life Insurance Company
ONcore Series of Variable Annuities
Supplement dated October 1, 2008 to the Prospectuses dated April 30, 2008
Effective October 1, 2008, the following are additional Available Funds under your contract:

Fund	Investment Adviser

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)

PIMCO Variable Insurance Trust (Administrative Shares)
CommodityRealReturn™ Strategy Portfolio	Pacific Investment Management Company LLC